UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September  1, 2016

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WD-40 COMPANY

(Exact Name of Registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	000-06936 (Commission File Number)	95-1797918 (I.R.S. Employer Identification Number)

1061 Cudahy Place, San Diego, California 92110 (Address of principal executive offices, with zip code)

(619) 275-1400 (Registrant’s telephone number, including area code)

n/a (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement

On September 1, 2016, WD-40 Company (the “Company”) entered into a fourth amendment (the “Fourth Amendment”) to its existing unsecured Credit Agreement dated June 17, 2011 (as amended by the first amendment dated January 7, 2013, the second amendment dated May 13, 2015, the third amendment dated November 16, 2015, and the Fourth Amendment, the “Agreement”) with Bank of America, N.A. (“Bank of America”). Capitalized terms not otherwise defined in this report have the meaning given to such terms in the Agreement.  The Fourth Amendment amends the Credit Agreement in contemplation of the pending purchase of the Company’s new headquarters office which is expected to close escrow on or around September 13, 2016.  The Fourth Amendment permits the Company to spend an aggregate amount not to exceed $18.0 million for the acquisition and improvement costs for the new headquarters office located at 9715 Business Park Avenue, San Diego, California (the “HQ Property”), which will house both corporate employees and employees in the Company’s Americas segment.  Per the terms of the Fourth Amendment, amounts incurred for the acquisition of and improvements to the HQ Property prior to November 30, 2017 will not reduce the annual amount of permitted Consolidated Capital Expenditures which is $7.5 million for any fiscal year plus an amount not to exceed $2.5 million for unused permitted expenditures carried over from prior fiscal years.  The Fourth Amendment also includes changes to the Agreement that will allow, as a permitted lien, any agreement with Bank of America for secured debt.

All other material terms included in the Agreement remain unchanged within the Fourth Amendment.  Proceeds from Borrowings under the Agreement will be used for the Company’s stock repurchases and general working capital needs, including the acquisition and improvement costs for the HQ Property and all related capital expenditures.

The material terms of the amendment discussed above do not purport to be complete and are qualified in their entirely by the Fourth Amendment attached hereto as Exhibit 10(a) and incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

10(a)	Fourth Amendment to Credit Agreement dated September 1, 2016 among WD-40 Company and Bank of America, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WD-40 Company
(Registrant)

Date: September 2, 2016	/s/ JAY W. REMBOLT
Jay W. Rembolt
Vice President, Finance
Treasurer and Chief Financial Officer